JBT Technology Day

Onsite Presentation & Plant Tour
Orlando & Lakeland, FL
March 5, 2015

Forward-Looking Statements

These slides & the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 2, 2015 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. Reconciliations to US GAAP for any non-GAAP measures referenced in this presentation are either footnoted or included in the appendix to this presentation.

Agenda

8:00 – 8:45	Welcome & Strategy Update	Tom Giacomini
	Financial Snapshot	Brian Deck
8:45 – 9:45	JBT RCI Update	Dave Burdakin
	NPD & RCI in Practice	Brian DeRoche
		Chuck Durst
9:45 – 10:45	Orlando Facility Tour & Demo	Chuck Durst
	Shared Services Center Tour	Megan Rattigan
10:45 – 11:45	Travel to Lakeland	
12:00 – 1:00	JBT JEM Update	Steve Smith
	Liquid Foods Overview	Carlos Fernandez
		Avi Malhotra
1:00 – 2:00	FoodTech Lab Tour & Demo	Carlos Fernandez
2:00 – 2:30	Closing Remarks	Tom Giacomini
2:30 – 3:30	Travel to Orlando	

JBT at a Glance






Ticker	**NYSE: JBT (Spin-off in 2008)**
Legacy	**c. 1884; 130 yrs. of operations**
Market Cap	**~$1B**
2014 Rev. & OI *	**$984M & $74M**
Segments	**FoodTech & AeroTech**

* Adjusted Operating Income of $74 million excludes $14.5M in restructuring charges, as well as $8.8M in management succession & consulting costs incurred in the year.

Next Level Strategy Update

Tom Giacomini - Chairman, President & CEO

What You'll Hear Today

Since Our May 2014 Investor Day, We've Been Busy

- **Company transformation is in full swing**
  - Employed RCI training at a majority of facilities
  - Building an aftermarket sales & focused service network
  - "ONE JBT" cultural change taking hold across organization
- **Expanded presence in Asia to participate in high-growth geography & to increase market share; opened a joint FoodTech & AeroTech manufacturing facility in China; technology center underway**
- **Integrated three acquisitions focused on expanding capabilities in protein processing & liquid foods**
- **Delivered 2014 financial results that showed significant Y-o-Y improvement**

Next Level Strategy Ahead of Plan; More Value to Unlock

Investment Highlights


Market Leader with Blue Chip Customer Base
Strong Recurring Revenue Driven by Large Installed Base
JBT
Committed Growth Culture Directed by Experienced Leaders
Global Platform Poised for Growth
Disciplined M&A to Drive Growth & Value Creation

The Next Level: Simple Portfolio Strategy to Maximize TSR


2013
2017
~10%
Growth
FoodTech
Accelerate Investment & Growth
AeroTech
Derive Better Returns With Modest Growth
Single Digit
Operating Margin
Double Digit


Future Outlook
Revenue
30%
70%
EBIT
20%
80%

Making Progress on Growing FoodTech & Strengthening AeroTech

Three-pronged Approach Announced at May 2014 Investor Day

Fix	Fix profitability to drive economic returns & generate cash for growth
Strengthen	Develop capabilities to achieve a disciplined growth capability
Grow	Grow by focusing on initiatives that move the needle

Building a Growth Culture: ONE JBT


JBT
Integrity
Accountability
Relentless Improvement
Teamwork

ONE Purpose & Set of Values Across the Entire Organization

JBT Excellence Model

ONE JBT

Customer First

Relentless Continuous Improvement (RCI)

Acquisitions

JEM
JBT Excellence Model

Next Level Strategy Execution

Fix | Strengthen | Grow

- Implemented restructuring actions & JBT Excellence Model (JEM) initiatives for **Organization Simplification** to lay growth foundation; actions taken:
  - Corporate Office downsized
  - Europe Freezing & Cooking reorganized
  - Ground Support Equipment rightsized
  - U.S. back office consolidated; shared services center established
  - E.U. back office consolidation ongoing
  - Facilities consolidated; continued progress
  - AeroTech working capital reduced; more to come
- $14.5M in restructuring charges in 2014, driving $4M in savings in FY'14 & ~$5M in incremental run-rate savings by mid-2015
  - Portion of savings will be reinvested for improvement & growth initiatives

Developing a Foundation for Growth & Margin Expansion

Next Level Strategy

Fix | **Strengthen** | Grow

- Instituted leadership & management changes
- **JEM** strengthen initiatives are building key organizational capabilities:
  - **Value Based Pricing** | $4M+ in pricing benefits in FY'14 & incremental $4M+ in FY'15
  - **RCI** | 150+ leaders trained & Lean initiatives implemented in over 60% plants globally; more planned for 2015
  - **Strategic Sourcing** | Taking advantage of scale & benefits of common ownership
  - **Acquisitions** | Established JBT M&A playbook, fortified talent & developed pipeline

Margin Expansion Activities Continue to Propel Earnings Growth Through 2017 & Beyond

Next Level Strategy

Fix | Strengthen | **Grow**

- **Emerging Markets** | Expanded team & manufacturing footprint in Asia
- **Protein Processing** | New product development, two acquisitions
- **Liquid Foods** | Business development, one acquisition
- **Aftermarket** | 31 new dedicated sales & service personnel, strategic pricing adoption, 9.5% revenue growth in 2014
- **Aviation Support Equipment** | New product development

Investing in High Impact Initiatives to Drive Profitable Growth

The Next Level: Our Journey is Well Underway

2017

- Leading food equipment & service provider
- $1.2 - 1.3B in Sales | 8 -10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

Significant Opportunity as We Continue to Execute Our Plan

Financial Snapshot

Brian Deck - EVP & CFO

Since Investor Day 2014…

- 2014 was a strong building year
  - Full-year 2014 revenue of $984M, up 5.4%
  - Record segment operating profit of $103 million, up 12.5%
  - Segment operating profit margin of 10.4%, up 60 bps
  - Adj. EPS* from continuing operations of $1.56 vs. $1.26 in 2013
- Next Level initiatives tracking ahead of plan
- Completed new five-year $450M revolving credit facility, including a $250M accordion feature subject to approval by applicable lenders
- Acquired three strategic companies, deploying ~$90M of capital
  - Strengthened Protein Processing & Liquid Foods
- Extended $30M share repurchase authorization through Dec. 31, 2015

* Adj. EPS of $1.56 excludes $14.5M in restructuring charges, as well as $8.8 M in management succession & consulting costs incurred in 2014.

2015 Guidance

Organic Growth	3%
Completed Acquisitions	4%
Fx Headwind	(3%)
Top Line Growth	**4%**
Segment Operating Profit Margin	Up 50 - 100 bps
EPS	$1.65 - $1.80 (Incl. $0.10 Fx headwind)

Assumptions

- Incremental cost savings of $5M+
- Pricing initiative incremental benefit of ~$4M
- Offset by planned investments & other costs, including $1.5M in incremental pension expense
- OI unfavorable impact of ~$6M due to phase-out of Halvorsen product line
- Corp. expense of 3% of sales, inclusive of higher pension expense
- Slightly higher interest expense primarily due to debt related to 2014 acquisitions
- Effective tax rate of ~33%

Year-end Backlog Combined with Predictable Recurring Revenue Profile Provides Visibility into ~70% of 2015 Forecasted Revenue

2017 Targets: Confirming & Tracking Well

Revenue



6% - 8% CAGR
~$1.2 – 1.3B
$934M
2013
2017

Segment Operating Profit



10% - 14% CAGR
~$135 - $155M
$91M
2013
2017

Operating Income



17% - 23% CAGR
~$100 – 120M
$53M
6%
8 – 10%
2013
2017

FCF



11% - 16% CAGR
~$50 – 60M
$33M
2013
2017

Capital Allocation

Focused on Growth & Returns

Investment in growth & margin expansion	• Continued investments in Next Level growth initiatives, including aftermarket, RCI, new product development & emerging markets
Acquisitions	• Completed 3 acquisitions in 2014; in line with stated strategy of "Grow FoodTech Protein Processing & Liquid Foods"
Return value to shareholders	• Dividend of $0.36 per share annually • Repurchasing common stock primarily for anti-dilution purposes

Balanced Approach is Responsible & Shareholder Friendly

JBT RCI Update

Dave Burdakin - EVP & President, AeroTech

RCI

A Transformational, Enterprise-wide Initiative to Drive Excellence in Execution

Relentless Continuous Improvement


Safety
Quality
RCI
Cost
Delivery

- **Customer Value**
  Shortened lead time, improved quality, on-time delivery
- **Shareholder Value**
  Improved margins, cash flow & working capital
- **Employee Value**
  Increased safety, empowerment

Benefits All Stakeholders as Momentum Builds

RCI: What It Is

Today

Rolling out lean with focus on production facilities

- Lean leader training
- 5-S
- Metrics-based targets
- Visual management
- Daily Gemba Walks
- Value stream mapping
- Flow
- Kaizen Events

Starting the Journey with the Basics

Vision at Maturity

Lean Enterprise, "RCI" Culture

- All employees engaged in continuous improvement
- Recognized for operational excellence by customers
- Sustained improvement in metrics
- Lean practices in place beyond manufacturing

Goal: Flawless Execution across Enterprise

RCI Starts at the Top

Training Rollout is Continuing

- 8 Lean Leader Training sessions completed
  - 150+ leaders from 20 locations trained
  - Comprehensive training over & beyond Lean principles
- Smaller, focused training events continuing
- Cross functional, cross-business unit participation driving "One JBT" culture



Plan: Over 200 Trained Lean Ambassadors in Place by Year-end

Visual Management: Strategy Board


JBT Next Level Initiatives


JBT Next Level Initiatives

JBT Headquarters

Visual Management Starts with Business Strategy

Visual Management: Site Boards


JBT
ORLANDO SITE SQDC
C O S T
SAFETY
QUALITY
DELIVERY
PRODUCTIVITY
COST SAVINGS
WORKING CAPITAL


KPI'S
PROJETOS E AÇÕES ESTRATÉGICAS

Orlando
US

Araraquara
Brazil

Strategies are Deployed to Each Facility

Visual Management: "Run the Business" Board


RUN THE BUSINESS
SAFETY
QUALITY
PLANNING
WIP
COST
MAN POWER
MON TUE WED THUR FRI
PASTDUE HRS
PART SHORTAGE
ATTENDANCE

RCI of our Execution

Team Improvement Boards: 100+ in 20 Plants


BUSINESS PLANNING

Orlando
U.S.



Kunshan
China


SQDC Board

Broxburn
Scotland

Empowering our People to Identify, Attack RCI Opportunities

Sandusky

BEFORE **AFTER**





Cross-functional Kaizen Teams

Developing Competitive Advantage

- Reduced lead time
- Quality at the source
- Improved productivity
- Process improvement





Over 30 Kaizen Events Held in Last 6 Months

Results Starting to Show

Reducing Working Capital

Average Adjusted Working Capital (% Sales)



Goal
35%
25%
15%
5%
33%
29%
27%
10%
8%
7%-9%
2013A
2014A
2017E
Total JBT
AeroTech

AeroTech: 2014 Investor Day Commitment	Progress To Date
Achieve linear progress toward goal of 27% WC (% of Sales) over next 3 years	• Significant progress made against our goal • Inventory turns up 15%+ • DSO down 10%+

WC Reduction Ahead of Target; Generating Cash for Growth

Note: Adjusted Working Capital is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt). A reconciliation of Total JBT Adjusted Working Capital to Working Capital is included in the Appendix. Total JBT Adjusted Working Capital is calculated on a LIFO basis, while AeroTech is calculated on a FIFO basis.

Key Takeaways

The Journey is Well Underway

- We have a compelling vision
- RCI will elevate JBT operational execution & create competitive advantage
- We're off & running…significant opportunity ahead
- You will see our energy & commitment on the shop floor

RCI Creates Long-Term Competitive Advantage

New Product Development & RCI in Practice

Brian DeRoche, VP & GM, Gate Equipment

Chuck Durst, VP & GM, Ground Support Equipment

Aviation Support Equipment (ASE) Update

ASE Achieved ~25% Top Line Growth in 2014

TAM: $220M



Commercial
$140M
ASE
2013
Military
$80M
ASE
2014

2014 Investor Day Commitments	Progress To Date
$1M+ investment in additional resources for next gen/new offering	On track
Building on recent certifications on Lockheed fighter aircraft	On track
Leveraging military technology advantage to create lower complexity/cost product for commercial applications	On track
Investing in sub-freezing PC Air technology development for large aircraft in demanding environments	On track

On Track with Goal to Increase Share to ~17% from 11% by 2017

Case Study: ASE Military New Product Development & Commercial Wins

HPC Product Family
(High Pressure Conditioned Air)



- Cools aircraft avionics while the aircraft is being maintained or preparing for "quick flight" operations
- Services most fighters (F series) & surveillance aircraft
- Base model cools ambient air from 125° F to 45° F; NPD addresses need for increased range of 140° F to 45° F
- Recently awarded equipment contract (OEM recommended)

CAS Family



- Diesel mobile cart providing high pressure, hot air to fighter aircraft
- Serves two functions:
  - » Used to start engines on the aircraft (original use)
  - » Used for "Bleed Air" to test ECS (Environmental Control System) – (current primary use)
- Universal adaptability resulting in greater market opportunity
- CAS family has become standard for Boeing fighter aircraft

Case Study: Shipboard Mobile Electric Power Plant (SMEPP)

Recently Awarded SMEPP Contract by U.S. Navy

- Engineering & prototype design work for a new-gen mobile shipboard power generator
- Navy & Marine Corps aircraft based on aircraft carriers & amphibious assault ships
- Designed to meet stringent Navy specifications (e.g., effects of shipboard shock & vibration)
- Current Order: $6.2M initial engineering contract for design, development & testing of preproduction units
- Potential total contract value of $20M+ over 5 years



Leveraging IP into Additional Product Development

Case Study: Installation of Glass Passenger Boarding Bridges

Awarded Gate Equipment Contract for Wichita Mid-Continent Airport

- Installation of glass-sided Jetway® passenger boarding bridges, JetAire® preconditioned air units & Jetpower® 400 Hz ground power units
- First large scale order for glass-walled boarding bridges in the U.S.; represents a major shift by an airport authority
- City of Wichita airport theme of technical leadership showcased by state-of-the-art glass boarding bridges
- Total contract value: $8M



Rigorous New Product Development Process

Assessed Market Challenges & Customer Need

- Changing competitive dynamics & evolving customer needs
- Market share shrinkage
- Need for redesigned loader solution

Identified Product Design Goals

- Assessed customer buying criteria
- Prioritized target segments
- Challenge: design product to a cost target while meeting performance requirements

Executed Project

- Design cost compared to baseline tracked in real time
- Creative solutions achieved
- Negotiated parametric cost factors with fabrication suppliers

Rigorous Process


7 ton loader price data


Freight
durability/reliability
options & features
installed base
service support
price
delivery


Airline North America
durability/reliability
options & features
installed base
service support
price
delivery

Process Being Leveraged to Drive More Wins

Case Study: B250 Tractor

Rigorous NPD Process Resulted in Winning Product

Aircraft Fleet



Regional
13%
Narrow Body
64%
Wide
Body
23%



- Continued assessment of customer needs driven by shift towards narrow body aircrafts
- Launched in US, Europe & Asia (2015)
- Design project achieved target costs & product performance
- Positive customer feedback received
- Over 40 units sold

RCI in Practice: Create Flow Lines

Focus Area	Result	
Quality	▲	20%
Productivity	▲	4%
Inventory Turns	▲	73%
Lead Times	▼	20%
Floor Space Utilization	▲	13%

JBT JEM Update

Steve Smith - EVP & President, FoodTech

JBT Excellence Model

- ONE JBT
- Customer First
- Relentless Continuous Improvement (RCI)
- Acquisitions

Value-based Pricing

Shared Participation in Customer Value Creation

- Goal: Comprehensive adoption of strategic pricing principles across JBT
- Established pricing managers at businesses & conducted global pricing seminars
- Benefits achieved in 2014 resulted from successful adoption of value-based pricing across aftermarket parts & service sales
- Incremental benefits in 2015 stemming from new equipment rubric developed last year & continuing aftermarket activity

$4M+ in Pricing Benefits in FY'14 & Incremental $4M+ in FY'15

Pursue Disciplined Acquisitive Growth

Strategic Approach	• Focus on a few priority areas » Strengthen the core where JBT can achieve value creation/synergies » Grow FoodTech • Commit to an aggressive, disciplined pursuit of strategic targets
Financial Discipline	• Defined economic criteria including IRR, Payback, ROIC, Accretion & Synergy metrics • Robust due diligence; drive to synergies pre/post-close • Desire to de-lever & remain within target leverage profile of ~2.5 - 3.0x; however, will consider higher leverage for larger, strategic opportunities
Process & Integration Discipline	• JBT M&A Playbook: Disciplined & standardized always-on process, proactive strategic target identification, regular deal board reviews & defined points of accountability

Acquisitions: Driving Growth & Value

Significant Opportunity to Expand Protein Processing & Liquid Foods Offerings

Protein Processing


~$4B
~$2.5B
~$0.5B
~$4B
Primary
Secondary Processing
Further Processing
EOL
Primary
Portioning
Mixing/ Blending
Mixing, Grinding, Blending
Injecting / Marination
Forming
Coating
Frying
Cooking
Freezing
Slicing
Packaging
Wolf-tec
Formcook

Liquid Foods


~$500M
~$700M
Primary Processing
Secondary Processing
EOL
Raw Material Handling
Extraction/ Refining
Juice Handling
Pasteurizing
Evaporation / Bulk Filling
Thawing
Ingredient & H2O Prep
Mixing / Metering
Blending
Sterilization
CIP/ Controls & Instruments
Filling
Final Packaging
Process Expertise
Transport & Storage
Retail/ Wholesale/ Foodservice
ICS Solutions

■ Pre-Acq. JBT Position ▲ Key Acquisitions Completed in 2014

Recent Key Acquisitions Overview

	Wolf-tec, Inc.	ICS Solutions	Formcook AB
Purchase Price	**$54M**	**€26M**	**$2M**
Target Overview	• Innovative equipment manufacturer providing processing solutions for the poultry, beef, pork & seafood markets • Focus: ingredient preparation, blending, injection, marination, massaging & portioning	• Worldwide leader in the engineering, installation & servicing of high-capacity food preservation equipment	• Long-established manufacturer of Teflon contact & combi cookers, based in Helsingborg, Sweden • Leading product is a double-sided contact cooker, designed to cook thinner products with flat surfaces
Acquisition Rationale	• Provides JBT further entry into beef, pork & seafood processing markets • Expands portfolio of **protein processing** equipment & solutions • New state-of-the-art facility	• Adds complementary Hydromatic continuous sterilizer to JBT's existing product portfolio • Expands portfolio of **liquid foods** processing equipment	• Provides customers with additional options for integrated in-line processing operations • Expands portfolio of **protein processing** equipment & solutions
Key Products	 		 

Further Strengthens Protein Processing & Liquid Foods Portfolios

Liquid Foods Overview

Carlos Fernandez, VP & GM, Fruit & Juice Solutions

Avi Malhotra, GM, Canning EMEA

Liquid Foods Overview

Emerging Specialty Drink Category of Blended Juices, Soups, Performance Drinks, Blended Dairy & Dairy-alternative Drinks

- Consumer focus on health & lifestyle needs is driving specialty drink growth & convergence between juice & dairy categories
- Growing segment in both emerging & traditional markets
- Major food & beverage companies are investing in liquid foods platform
- Many of the products, processes & packages are complementary to existing juice & dairy offering
- Major global & regional players looking for end-to-end, turnkey solutions ("single point of contract")



Pacific
ALL NATURAL
Chipotle Sweet Potato
SOUP
O.N.E.
Coconut Water
NORTHUG
SPORTS-JUICE
Bolthouse FARMS
Strawberry Parfait
Breakfast Smoothie
evolution FRESH
ESSENTIAL VEGETABLE
YogoFun
Strawberry
350 g

Liquid Foods Juice & Dairy Categories Expected to Grow Rapidly

While 100% Global Juice Market Volume Forecasted to be Flattish…

…Blended Juice Drink Consumption Forecasted to Grow 4% Annually

(B Liters)

100% Juice



19
20
2013A
2018E

Blended Juices & Nectars



42
50
2013A
2018E

Blended Juice Equipment Market Forecasted to Grow 5% Annually

($B)



0.7
0.9
2013A
2018E

Global Dairy Consumption Expected to Rise Over Next Decade…

↑ 36%

Driven by Increased Consumption in Emerging Markets…



5%
7%
78%
120%
EU
US
China
India

Plus New Trends & Demands in Developed Markets

US 5% Annual Growth in Liquid Yoghurt Consumption

Represents Significant Opportunity for Growth

Source: Euromonitor; Expert Interviews; Management Interviews; Tetra Pak Dairy Index Issue 7, September 30, 2014; Third-party analysis. Blended juice equipment includes ingredient prep, mixing, blending, storage, sterilization, and bulk filling equipment.

Customers Increasingly Seeking Complete Processing Solutions


~$500M
~$700M
Primary Processing
Secondary Processing
End of Line
Raw Material Handling
Extraction/ Refining
Juice Handling
Pasteurizing
Evaporation / Bulk Filling
Thawing
Ingredient & H2O Prep
Mixing / Metering
Blending
Sterilization
CIP/ Controls & Instruments
Filling
Final Packaging
Process Expertise
Transport & Storage
Retail/ Wholesale/ Foodservice
JBT Position
ICS Solutions Acquisition

Driving Requirement to Fortify Position in Primary Processing & Expand Secondary Processing Position

Liquid Foods: Long-term Vision & Strategy

Be Preferred Supplier of Complete Processing Solutions to Global Food & Beverage Customers

Position | Limited | No Presence

Where We Are Today

Primary Processing → Secondary Processing → End of Line

- Leveraging customer relationships
- Investing in secondary processing segment to begin moving down the value chain

Where We Want to Be in 2017

Primary Processing → Secondary Processing → End of Line

- Investing in niche end of line segment
- Expanding portfolio in primary processing segment

JBT Right-to-Win

JBT Advantaged Over Incumbents with Customer Relationships, Juice & Dairy Processing Capabilities

- **Leveraging our existing primary processing expertise & secondary processing strength**
  - » Market-leading understanding of juice production processes
  - » Strong secondary processing position in dairy
  - » Expertise in management of yield & quality
- **Focusing on select customers & application types**
  - » Targeted set of global customers with close relationships
  - » Specific set of applications where JBT is advantaged
- **Bolstering current offering through smart acquisitions for full processing solution**
  - » Targeting proven technology, process expertise & experience in system design

Actions Taken to Expand Presence in Liquid Foods

Leverage Strengths to Support Customers Entering Liquid Foods Market

- Acquire to complete equipment bundle
- Drive product pull-through at customers, consolidate manufacturing
- Develop solutions for targeted high pulp & juice-dairy content drink applications
- Strengthen end-to-end partnerships & develop relationships with bottlers

- Recent acquisition of ICS Solutions; additional $600M of identified M&A opportunities in pipeline
- Recent customer order wins:
  - Completely new fruit-based beverage blending line in Asia for global food & beverage company; ~$7M contract value
  - Sweet potato processing & juice production equipment for US-based ingredient company; ~$5M contract value
  - New juice processing line for key customer in the Middle East; ~$7M contract value
  - Dairy & dairy-alternative sterilization solution for two customers in Asia; ~$20M contract value

Case Study: ICS Solutions Acquisition

Acquisition Added Depth to JBT Sterilization Capabilities in Liquid Foods Processing


JBT Position
ICS Solutions
Bulk Storage
Thawing
Ingredients & H20 Prep
Mixing/ Metering
Blending
Sterilization
CIP
Controls & Instruments
Filling
Final Packaging
Opportunity
Opportunity

Strategic Fit/Rationale

- Adds complementary hydrostatic continuous sterilizer to existing portfolio
- Expands portfolio of liquid foods processing equipment

Transaction Details

- Announced July 2014; purchase price €26M (~$34M)
- Located in Amsterdam, The Netherlands & Gainesville, GA
- Worldwide leader in engineering, installation & serving of high-capacity food preservation equipment

Market Summary: In-container Sterilization

Hydrostatic Sterilizers Best Suited for High Volume, Limited SKU Applications



Previous Technologies
Acquired
Higher
Capacity
Hydro
Rotary
Retort / ABRS
Lower
Selling Price
Higher

	Retort	Rotary	Hydro
Can	✓	✓	✓
Glass	✓		✓
Plastic	✓		✓
Pouch	✓	R&D	R&D

- Comprehensive sterilization solution
- Tailor solution to customers' needs

Recent Project Wins Evidence of Opportunity

Awarded ~$20M in Contracts from Two Customers in Asia for Hydrostatic Sterilization Equipment

- Hydrostatic sterilization equipment will be utilized to process dairy & dairy-alternative liquid foods products
- Package types will include cans & glass
- JBT solutions selected for proven performance, lowest TCO & highest efficiency
- Successful integration resulting in more comprehensive offering of solutions for global customers' liquid foods processing needs


維他奶豆奶樽裝


正宗
椰樹


火山岩
正宗
椰樹

Closing Remarks

Tom Giacomini - Chairman, President & CEO

The Next Level: Our Journey is Well Underway

2017

- Leading food equipment & service provider
- $1.2 - 1.3B in Sales | 8 -10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

Significant Opportunity as We Continue to Execute Our Plan

Appendix

Reconciliation of Non-GAAP Measures

($M)

2013	Dec'12	Mar'13	Jun'13	Sep'13	Dec'13	Avg YTD
Adjusted working capital (non-GAAP measure)	$ 103	$ 95	$ 97	$ 91	$ 96	$ 97
plus: cash and cash equivalents	99	15	21	36	29	40
less: short-term debt and current portion of long-term debt	(2)	(4)	(4)	(6)	(6)	(4)
Working capital (GAAP measure)	$ 200	$ 107	$ 114	$ 121	$ 119	$ 132
Revenue						$ 934
Adjusted working capital as a percentage of revenue						10.3%

2014	Dec'13	Mar'14	Jun'14	Sep'14	Dec'14	Avg YTD
Adjusted working capital (non-GAAP measure)	$ 96	$ 74	$ 94	$ 68	$ 72	$ 81
plus: cash and cash equivalents	29	19	64	23	33	34
less: short-term debt and current portion of long-term debt	(6)	(4)	(4)	(4)	(4)	(5)
Working capital (GAAP measure)	$ 119	$ 89	$ 153	$ 87	$ 102	$ 110
Revenue						$ 984
Adjusted working capital as a percentage of revenue						8.2%

Note: Working capital (GAAP measure) is current assets minus current liabilities.